Exhibit 4.1

COMMON STOCK	COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER	SHARES
     GOLF-

SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS	CUSIP
THIS CERTIFIES THAT

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF $0.001 PAR VALUE PER SHARE, OF
============================GOLFSMITH INTERNATIONAL HOLDINGS, INC.============================
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED:

TREASURER	PRESIDENT
GOLFSMITH INTERNATIONAL HOLDINGS, INC.
CORPORATE SEAL
2002
DELAWARE

COUNTERSIGNED AND REGISTERED:
NATIONAL CITY BANK
Cleveland, Ohio
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

Golfsmith International Holdings, Inc.
     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION’S TREASURER AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.
     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-
Custodian Minor
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
under Uniform Gifts to Minors
JT TEN	- as joint tenants with right	Act
	of survivorship and not as	(State)
	tenants in common	UNIF TRF MIN ACT-
Custodian (until age )
(Cust)
under Uniform
(Minor)
Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For Value received,                                                                                                                                                    hereby sell, assign and
transfer unto
PLEASE INSERT SOCIAL SECURITY NUMBER
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASIGNEE(S))

Shares

represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
In the Presence of

Signature(s) Guaranteed by

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.